Earnings per Share (Narratives) (Details)	12 Months Ended
Dec. 31, 2022
Notes to Consolidated Financial Statements [Abstract]
Description of instruments with potential future dilutive effect not included in calculation of diluted earnings per share	As of December 31, 2022, the outstanding options in the amount of 7 million, representing 2.6 million shares, were included in the diluted weighted average number of ordinary shares calculation. As of December 31, 2021, all 12 million outstanding options were included. As of December 31, 2020, 27 million options, were not included since they did not have a diluting effect.